Rule 497(e)
Registration Nos. 333-174332 and 811-22559

First Trust Exchange-Traded Fund IV

(the “Trust”)

FT Cboe Vest S&P 500® Dividend Aristocrats Target Income ETF®

(the “Fund”)

Supplement To the Fund’s Prospectus, Summary Prospectus
and Statement of Additional Information

June 20, 2023

This Supplement Replaces the Supplement Dated May 15, 2023

Notwithstanding anything to the contrary in the Fund’s prospectus, summary prospectus or statement of additional information, effective on or about July 24, 2023, the index that the Fund seeks to track (the “Index”) will change as follows.

The Index will seek to generate an annualized level of income from stock dividends and option premiums that is approximately 8% over the annual dividend yield of the S&P 500® Index. Additionally, the 20% notional value cap on the Covered Calls written by the Index will be removed, and the Covered Calls will be typically written on a notional value less than the total value of each underlying Aristocrat Stock, such that the short position in each call option is “covered” by a portion of the corresponding Aristocrat Stock held by the Index.

In connection with the Index changes described above, the distribution frequency for the Fund will change from quarterly to monthly.

Please Keep this Supplement with your Fund Prospectus, Summary Prospectus and Statement of Additional Information for Future Reference